Exhibit 10.4

SECURITIES PURCHASE AGREEMENT

IDENTITY REHAB CORPORATION

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is executed and delivered, as of the date set forth on the signature page hereof, by and between Identity Rehab Corporation, a corporation organized and existing under the Colorado Business Corporation Act (the “Company”), and the undersigned investor (the “Investor”).

RECITAL

The Company is engaged in developing and offering for sale certain products and services related to and for the benefit of persons who have or may have been victims of stolen identity.  The Company seeks additional capital to promote these development efforts and to promote the business of the Company and for that purpose desires to raise up to $3,500,000 in a private placement of convertible debentures and common stock purchase warrants.  The Company is offering (the “Offering”) the convertible debentures and warrants to a limited number of “accredited investors” (as that term is defined by Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).  The Investor desires to participate in such offering.

ARTICLE 1

OFFER TO PURCHASE AND ACCEPTANCE

1.1           Subject to the terms and conditions set forth in this Agreement, the Investor desires to purchase and hereby subscribes for the dollar amount set forth on the signature page hereto (the “Purchase Price”) to purchase the Company’s Convertible Debentures (the “Debentures”), convertible into shares of the Company’s Common Stock, no par value per share (the “Conversion Shares”) and warrants (the “Warrants”) to purchase shares of the Company’s Common Stock (the “Warrant Shares”) (the Conversion Shares and Warrant Shares together are referred to as the “Underlying Shares” and the Debentures, the Warrants and the Underlying Shares are referred to as the “Securities”).

1.2           The Company, in consideration of and in reliance on the representations, warranties, covenants, and agreements of the Investor and payment of the Purchase Price, hereby accepts the offer of the Investor, subject to the terms and conditions of this Agreement, and agrees to issue to the Investor Debentures and Warrants in the amounts subscribed for hereunder upon the closing of the Escrow into which the Investor has deposited the Purchase Price, as provided herein.

ARTICLE 2

INVESTOR’S REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.

The Investor hereby represents and warrants to, and covenants and agrees with, the Company as follows:

2.1           The Investor acknowledges that the Securities have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and understands that in selling and issuing the Securities, the Company has relied upon an exemption from registration provided in the Securities Act which is dependent in part on the Investor’s investment intention.  In this connection, the Investor hereby represents that the Investor is purchasing the Securities for the Investor’s own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other person.  The Investor, if an entity, also represents that it was not formed for the purpose of purchasing the Securities.  The Investor acknowledges that the Company has therefore also relied upon all of the representations and warranties of the Investor herein.

2.2           The forms of each of the Securities will bear legends in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURIITES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The Investor agrees not to sell, transfer or dispose of any of the Securities (except pursuant to an effective registration statement under the Securities Act), without complying with the requirements of such legend.

2.3           The Investor acknowledges that no market for the Debentures or Warrants or the Underlying Shares exists, and unless and until a registration statement registering the Underlying Shares is filed under the Securities Act, and becomes effective, no such market is anticipated to develop and therefore investment in the Securities of the Company will not be liquid unless and until such a registration statement becomes effective and a market for such Shares develops.

2.4           The Investor is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act because of one or more of the following:

(INITIAL ALL APPROPRIATE PARAGRAPHS BELOW,
YOU MUST INITIAL AT LEAST ONE PARAGRAPH)

____       The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____    The Investor is a corporation, a business trust, a partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of US$5,000,000;

_____    The Investor is a director or executive officer of the Company;

_____    The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds US$1,000,000;

_____    The Investor is a natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with his or her spouse in excess of US$300,000 in each of those years and the Investor has a reasonable expectation of reaching the same income level in the current year;

_____    The Investor is a trust, with total assets in excess of US$5,000,000 not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506.(b)(2)(ii) of the Act; or

_____    The Investor is an entity in which all of the equity owners are accredited investors.

2.5           The Investor hereby represents that the Investor has received from the Company, and has read, the Private Placement Memorandum dated May 4, 2007, describing the Company, its business and plans for development of its business, including audited financial statements and a description of risk factors that should be considered when evaluating a possible investment in the Company, a form of Escrow Agreement with Continental Stock Transfer and Trust Company as Escrow Agent (the “Escrow Agent”), and the proposed forms of Debentures and Warrants.  Such documents, together with this Securities Purchase Agreement, are referred to as the “Offering Documents” Additionally, the Investor has been furnished all information regarding the Company which the Investor has requested.  The Investor has been advised by the Company that the Company is a development stage corporation which is still developing its business and that the Investor risks the loss of the entire investment should the Company not succeed in its business.  The Investor acknowledges that the Investor has been afforded the opportunity to ask questions of and receive answers from officers and other representatives of the Company about the Company and concerning the terms and conditions of the offering and any additional information which the Investor has requested.

2.6           The Investor acknowledges that investment in the Company involves a substantial degree of risk and is suitable only for persons with adequate means who have no need for liquidity in their investments and who can bear the loss of their entire investment.

2.7           The Investor has, or has sought advice from someone who has, knowledge and experience in financial and business matters, including experience in investing in restricted securities of small, development-stage companies, and is capable of evaluating the merits and risks of an investment in the Company and the suitability of the investment for the Investor.

2.8           The Investor has adequate means for providing for current needs and any foreseeable contingency; and the Investor has no need to sell the Securities in the foreseeable future.

2.9           The Investor, if a corporation, partnership, trust or other entity, is duly organized, and is authorized and otherwise duly qualified to purchase and hold the Shares, and such entity has its principal place of business at the address set forth on the signature page hereof.

2.10         The Investor, if an individual, is at least 21 years of age, has the legal capacity to execute, deliver and perform this Agreement, and has his or her residence at the address set forth on the signature page hereof.

2.11         The Investor acknowledges that no federal or state agency has made any finding or determination as to the fairness of this investment, nor any recommendation or endorsement of an investment in the Securities.

2.12         All information which the Investor has provided to the Company concerning Investor, the Investor’s financial position and knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, including all information contained herein, is true and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to this offer being accepted, the Investor will immediately provide the Company with accurate and complete information concerning any such change.

2.13         The Investor certifies, under penalties of perjury, (i) that the social security or Federal taxpayer identification number shown on the signature page of this Agreement is true and complete and (ii) that the Investor is not subject to backup withholding, either because Investor has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified Investor that he or she is no longer subject to backup withholding.

2.14         The representations, warranties and agreements of the Investor contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the Closing Date of the sale of the Securities to the Investor as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Securities.

2.15         The Investor acknowledges that Aspenwood Capital Investment Banking Division of Green Drake Capital Corp. (the “Placement Agent”) (including any Participating Dealers, as provided for in the Placement Agent Agreement, and any members, managers, employees, agents or representatives of the Placement Agent or any Participating Dealers) has not made any representations or warranties to the Investor concerning the Company and its businesses, condition (financial or otherwise) or prospects.  The Placement Agent shall be entitled to rely upon the representations, warranties and covenants of the Investor set forth in this Agreement.

2.16         The Investor understands that the Offering is contingent upon investment of at least $2,000,000 (including an investment of up to $500,000 by an affiliate of the Company) in the Debentures and Warrants for the closing to occur (the “Minimum Offering”), and the Company may not close on the Investor’s offer unless it receives offers and investments of the affiliate totaling at least the amount of the Minimum Offering.  The maximum investment in this Offering (including the affiliate’s investment, if any) will be $3,500,000 (the “Maximum Offering”) but the Company is under no obligation to, and there can be no assurance that the Company will receive or accept offers for the Maximum Offering.

ARTICLE 3

REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to and covenants and agrees with the Investor that, except as set forth in the Schedules hereto:

3.1           Corporate Organization, Status and Merger.  The Company is a corporation duly organized, validly existing and in good standing under the laws of Colorado, and has the requisite corporate power and authority to own or lease its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction, if any, in which the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  For purposes of this Agreement, “Material Adverse Effect” shall mean, as to any entity, any material adverse effect on the business, operations, conditions (financial or otherwise), assets, results of operations or prospects of the Company as a whole.

3.2           Capitalization; Organizational Documents.  Under the Articles of Incorporation of the Company the authorized capital stock of the Company consists of 60,000,000 shares of capital stock, of which 50,000,000 shares are Common Stock, no par value, and 10,000,000 shares are Preferred Stock, no par value.  As of the date of the Private Placement Memorandum, 17,817,334 shares of Common Stock are issued and outstanding and no shares of Preferred Stock have been issued.  The Company has reserved 3,566,666 shares of Common Stock for issuance upon the exercise or conversion of outstanding options and convertible securities.  All of the outstanding shares of capital stock have been duly and validly issued and are fully paid and nonassessable and have been issued in accordance with all applicable federal and state securities laws.  No shares of capital stock are subject to any liens suffered or permitted by the Company.  Except as disclosed in the Offering Documents, as of the date hereof, there are no outstanding options, warrants, scripts, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock.  There are no preemptive rights or rights of first refusal or similar rights which are binding on the Company permitting any person to subscribe for or purchase from the Company shares of its capital stock pursuant to any provision of law, the Articles of Incorporation or the By-laws or by agreement or otherwise.  There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.  Except as set forth in the Confidential Private Placement Memorandum and pursuant to the Offering, no person holds any right to require the Company to register any securities of the Company under the Act or to participate in any such registration.

3.3           Authorization to Issue the Securities.  The Securities have been duly authorized and upon issuance of the Underlying Shares upon the conversion of the Debentures or exercise of the Warrants, and payment of the purchase price therefor in accordance with the terms of the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any restrictions on transfer and any taxes, claims, or other rights or interests of any other person (other than restrictions under the Securities Act).

3.4           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the securities purchase agreements with the other Investors (together with the Investor, the “Investors”) and to issue and sell the Securities and perform its obligations with respect thereto in accordance with the terms hereof.  The execution and delivery of the Securities Purchase Agreements by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and no further consent or authorization is required by the Company, its Board of Directors or stockholders, and this Agreement has been duly executed and delivered by the Company.  This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

3.5           No Conflicts.  The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby will not (a) result in a violation of the Articles of Incorporation or By-laws of the Company, or (b) violate or conflict with, or result in a breach of, any provision of, or constitute a default (or an event which, with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien on or against any of the properties of the Company pursuant to, any note, bond, mortgage, agreement, license, indenture or instrument to which the Company is a party, or result in a violation of any statute, law, rule, regulation, writ, injunction, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected, except where such violation, conflict, breach or other consequence would not have a Material Adverse Effect.  Except as disclosed in the Offering Documents, the Company is not in violation of any material term of or in default under its Articles of Incorporation, By-laws or other organizational documents or in violation of any material term of, or in default under, any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company.  Except as specifically contemplated by this Agreement and the consummation of the transactions contemplated hereby, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof, other than (i) filings pursuant to federal and state securities laws in connection with the sale of the Debentures and Warrants and (ii) the registration of the Registrable Securities (as defined in Section 5.1(h)) with the SEC and filings pursuant to state securities laws.  All consents, authorizations, orders, filings and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof, and those which are required to be made after the Closing, will be duly made on a timely basis.

3.6           Financial Statements.  Included in the Private Placement Memorandum are balance sheets of the Company as of December 31, 2005 and December 31, 2006, and statements of operations of ownership deficit and of cash flow, for the periods then ended (the “Financial Statements”).  As of their respective dates, the Financial Statements complied as to form in all material respects with applicable accounting requirements and applicable rules and regulations with respect thereto.  The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated therein or in the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  Except as set forth in the Offering Documents, the Company has incurred no material liabilities, whether accrued, absolute, contingent or otherwise or entered into any material transactions except in the ordinary course of business and in connection with financing activities, including preparation for this Offering.

3.7           Securities Law Exemption.  Assuming the truth and accuracy of the Investor’s representations and warranties in this Agreement and the truth and accuracy of each of the other Investors’ representations and warranties set forth in the securities purchase agreements executed by such other Investors, the offer, sale and issuance of the Securities as contemplated by this Agreement and the other securities purchase agreements are exempt from the registration requirements of the Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

3.8           Litigation.  There is no action, suit, arbitration or other proceeding or investigation pending or, to the Company’s best knowledge, threatened against the Company that would have a Material Adverse Effect on the Company, or that questions this Agreement or the right of the Company to execute, deliver and perform its obligations hereunder.  There are no actions, proceedings, claims or investigations before or by any court or governmental authority (or any state of facts which management of the Company has concluded could give rise thereto)

pending or, to the best knowledge of the Company, threatened, against the Company’s officers or directors which, if determined adversely to such officer or director, could have a Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the enforceability thereof or which are required to be disclosed to the Investor under the Securities Act, the Exchange Act or any SEC rules or regulations promulgated thereunder or are material to an Investor’s evaluation of the Company.

3.9           Intellectual Property.  Except as set forth in the Offering Documents, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, trade names, logos, corporate names, copyrights, trade secrets, processes, mask works, licenses, inventions, formulations, technology and  know-how and other intangible property used or proposed to be used in the conduct of its business as described in or contemplated by the Offering Documents (the “Proprietary Rights”). Except as set forth in the Offering Documents, the Company or the entities from whom the Company has acquired rights has taken all necessary action to protect all of the Proprietary Rights.  Except as set forth in the Offering Documents, the Company has received no notice of, and there are not any facts known to the Company which indicate the existence of (i) any infringement or misappropriation by any third party of any of the Proprietary Rights, (ii) any claim by a third party contesting the validity of any of the Proprietary Rights or (iii) any infringement, misappropriation or violation by the Company or any of their employees of any Proprietary Rights of third parties.  To the best of the Company’s knowledge, neither the Company nor any of their employees has infringed, misappropriated or otherwise violated any Proprietary Rights of any third parties.  To the Company’s best knowledge, neither the Proprietary Rights, products or services currently sold by the Company or currently under development by the Company nor the conduct of the Company’s business as currently contemplated infringe, copy, misappropriate or violate any intellectual property rights of any third party.  Except as set forth in the Offering Documents, the Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of the employee’s best efforts to promote the interests of the Company or that would conflict with the Company’s business as currently conducted or as proposed to be conducted.  To the Company’s best knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business, as currently conducted or as proposed to be conducted, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

3.10         Title to Property and Assets.  The Company has good and marketable title to or, in the case of leases and licenses, has valid and subsisting leasehold interests or licenses in, all of its properties and assets (whether real or personal, tangible or intangible) free and clear of any liens or other encumbrances, except for liens or other encumbrances that do not, individually or in the aggregate, have a Material Adverse Effect.  With respect to property leased by the Company, the Company has a valid leasehold interest in such property pursuant to leases which are in full force and effect, and the Company is in compliance in all material respects with the provisions of such leases.

3.11         Compliance with Laws.  Except as set forth in the Offering Documents, the Company is and has been in compliance in all material respects with all laws, rules, regulations, orders, judgments or decrees that are applicable to it, the conduct of its business as presently conducted and as proposed to be conducted, and the ownership of its property and assets (including, without limitation, all Environmental Laws (as defined below), laws related to occupational safety, health, wage and hour, and employment discrimination), and the Company is not aware of any state of facts, events, conditions or occurrences which may now or hereafter constitute or result in a violation of any of such laws, rules, regulations, orders, judgments or decrees or which may give rise to the assertion of any such violation, except where such violation or violations do not have a Material Adverse Effect.  All required reports and filings with governmental authorities have been properly made as and when required, except where the failure to report or file would not, individually or in the aggregate, have a Material Adverse Effect.  “Environmental Laws” means all federal, state, local and foreign laws, ordinances, treaties, rules, regulations, guidelines and permit conditions relating to contamination or pollution of the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to transportation, storage, use, manufacture, disposal or release of, or exposure of employees or others to, Hazardous Materials (as defined below) or emissions, discharges, releases or threatened releases of Hazardous Materials.  “Hazardous Materials” means any substance that has been designated by any governmental entity or by applicable Environmental Laws to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to Environmental Laws, but excluding office and janitorial supplies maintained in accordance with Environmental Laws.

3.12         Licenses and Permits.  The Company has obtained and maintains all federal, state, local and foreign licenses, permits, consents, approvals, registrations, authorizations and qualifications required to be maintained in connection with the operations of the Company as presently conducted and as proposed to be conducted, except where the failure to obtain or maintain such licenses, permits, consents, approvals, registrations, authorizations and qualifications could not have a Material Adverse Effect.  The Company is not in default in any material respect under any of such licenses, permits, consents, approvals, registrations, memberships, authorizations and qualifications.  To the best of the Company’s knowledge, the conduct of its business as presently and proposed to be conducted is not presently subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Offering Documents and except such regulation as is applicable to commercial enterprises generally.

3.13         Changes.  Since December 31, 2006, except as set forth in the Offering Documents, the Company has operated its business in the ordinary course of business and, to the best knowledge of the Company, there has not been, or the Company has not (as the case may be):

(a)           any Material Adverse Effect;

(b)           any damage, destruction or loss, whether or not covered by insurance, which would have a Material Adverse Effect;

(c)           any waiver or compromise by the Company of a valuable right or of a material debt owed it;

(d)           sold, encumbered, assigned or transferred any material assets or properties of the Company, other than in the ordinary course of business;

(e)           incurred any liability, whether accrued, absolute, contingent or otherwise, and whether due or to become due, other than (i) in the ordinary course of business; (ii) in connection with preparation for this Offering; or (iii) liabilities that are not, individually or in the aggregate, material to the business, operations, condition (financial or otherwise), assets, results of operations or prospects of the Company;

(f)            created, incurred, assumed or guaranteed any indebtedness or subjected any of its assets to any lien or encumbrance, except for indebtedness, liens or encumbrances that are not, individually or in the aggregate, material to the business, operations, condition (financial or otherwise), assets, results of operations or prospects of the Company;

(g)           declared, set aside or paid any dividends or made any other distributions in cash or property on the Company’s capital stock;

(h)           directly or indirectly redeemed, purchased or otherwise acquired any shares of capital stock of the Company;

(i)            suffered any resignation or termination of employment of any key officers or employees;

(j)            except in the ordinary course of business, materially increased the compensation payable or to become payable by the Company to any of its officers, employees or directors or materially increased any bonus, insurance, pension or other employee benefit plan, payment or arrangement made by the Company for or with any such officers, employees or directors;

(k)           made any direct or indirect loan to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

(l)            changed any agreement to which it is a party which would have a Material Adverse Effect; or

(m)          entered into any agreement or commitment to do any of the things described in this Section 3.13.

3.14         Employee Benefit Plans.  All “employee benefit plans,” as such term is defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which the

Company has any liability or obligation, contingent or otherwise, comply in all material respects and have been maintained and administered in material compliance with ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), and all other statutes, orders and governmental rules and regulations applicable to such employee benefit plans.  To the Company’s best knowledge, the Company has not incurred any liability pursuant to ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company, or in the imposition of any lien on any of the rights, properties or assets of the Company pursuant to ERISA or to such penalty or excise tax provisions of the Code.  The Company does not maintain or contribute to, nor has it maintained or contributed to, any “multiemployer plan,” as such term is defined in ERISA.

3.15         Taxes.  The Company has timely filed all tax returns and reports (federal, state and local) required to be filed and these returns and reports are true and correct in all material respects.  The Company has paid all taxes and other assessments shown to be due on such returns or reports.  Neither the Internal Revenue Service nor any state or local taxing authority has, during the past three (3) years, examined or informed the Company that it is in the process of examining any such tax returns and reports.  The provision for taxes of the Company, as shown on the financial statements included in the most recent Offering Documents, is adequate for taxes due or accrued as of the date thereof and since that date the Company has provided adequate accruals in accordance with generally accepted accounting principals in its financial statements for any taxes incurred that have not been paid, whether or not shown as being due on any tax returns.  The Company has not elected, pursuant to the Code, to be treated as a collapsible corporation pursuant to Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a Material Adverse Effect.

3.16         Insurance.  The Company presently has in full force and effect fire, casualty and liability insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow the Company to replace any of its properties that might be damaged or destroyed to the extent and in the manner customary for companies in similar business.

3.17         Employees.  The Company has no collective bargaining agreement with any of its employees.  There is no labor union organizing activity pending or, to the Company’s best knowledge, threatened with respect to the Company.  To the Company’s best knowledge, no officer or key employee intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.  All material employment arrangements existing or proposed to exist with the Company’s officers and prospective officers have been fully disclosed in the Offering Documents.  To the best knowledge of the Company, none of the Company’s full-time employees has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company.

3.18         Material Contracts.  All contracts, agreements, instruments, leases, licenses, arrangements, understandings or other documents to which the Company is a party or by which it may be bound which are material to the business of the Company (the “Material Contracts”) are valid and in full force and effect as to the Company, and, to the Company’s best knowledge, to the other parties thereto.  The Company is not in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), the Material Contracts, except to the extent that such violations or defaults, individually or in the aggregate, could not reasonably be expected to (a) affect the validity of this Agreement or the other Offering Documents, (b) have a Material Adverse Effect, or (c) impair the ability of the Company to perform fully on a timely basis any material obligation which the Company has or will have under this Agreement or any other Offering Document.  To the Company’s best knowledge, except as set forth in the Offering Documents, none of the other parties to any Material Contract are in violation of or default under any Material Contract in any material respect.  The Company has not received any notice of cancellation or any written communication threatening cancellation of any Material Contract by any other party thereto.  The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its certificate of incorporation, by-laws or other governing documents that would have a Material Adverse Effect.

3.19         Customers and Suppliers.  Except as set forth in the Offering Documents, no customer or supplier that was material to the Company during the previous twenty-four (24) months has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company.

3.20         Disclosure.  This Agreement, the Schedules and Exhibits hereto (including, without limitation, the Offering Documents) and all other documents delivered to the Investor in connection herewith at the Closing, do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  There are no facts that, individually or in the aggregate, would have a Material Adverse Effect that have not been disclosed in the Offering Documents (including the Schedules and Exhibits thereto) or other documents delivered to the Investor in connection herewith or therewith at the Closing.

3.21         No Integrated Offering.  Except for the private placement described in the Offering Documents (which Offering is made solely to accredited investors), neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors.  The issuance of the Securities to the Investors in the private placement described in the Offering Documents will not be integrated with any past issuance of the Company’s securities for purposes of the Securities Act.

3.22         Offering Documents.  Each of the Offering Documents has been diligently prepared by the Company, in conjunction with its legal counsel, and is in compliance, in all material respects, with Regulation D, the Act and the requirements of all other rules and regulations of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Securities are to be offered and sold.  The Securities will be offered and sold pursuant to the registration exemption provided by Rule 506 under Regulation D and Section 4(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those jurisdictions in which the Securities are being offered for sale.  The Offering Documents describe all material aspects, including attendant risks, of an investment in the Company.  The Company has not taken and will not take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it.  None of the Company or its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such persons for failing to comply with Section 503 of Regulation D.

3.23         Finders.  Except for the amounts due and owing to the Placement Agent pursuant to its engagement letter with the Company dated February 7, 2007, as amended, (the “Placement Agency Agreement”), the Company is not obligated to pay a finder’s or origination fee or similar fee in connection with the Offering and agrees to indemnify the Investor from any such claim made by any other person.

3.23.1      Books and Records; Internal Controls.  The books, records and accounts of the Company and the Subsidiary accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

ARTICLE 4

TERMS OF PURCHASE

4.1           The minimum purchase by any single Investor shall be $10,000; provided that the Company reserves the right to accept, at the discretion of the Company and the Placement Agent, purchases for a lesser amount.  The Offering shall terminate at the earlier of (i) 11:59 p.m. New York City time on June 30, 2007 (subject to extension at the Company’s discretion until July 31, 2007, without notice to Investor) or (ii) such other date on which the maximum amount of the Offering is subscribed.  The Company may conduct the closing upon receipt of a properly executed copy of this Agreement from the Investor and other Investors in the aggregate, to the Minimum Offering amount.  In the event the Company shall not have obtained offers (including this offer) for the Minimum Offering amount on or before the termination date set forth above, then this offer shall be void and all funds paid hereunder by the Investor, without interest, shall be returned to the Investor as set forth in Section 4.4.

4.2           Pending the sale of the Debentures and Warrants, all funds paid hereunder shall be deposited in escrow with the Escrow Agent.

4.3           The Investor hereby authorizes and directs the Company to deliver the Securities to be issued to the Investor pursuant to this Agreement to the address indicated on the signature page hereto or to any customer account maintained with the Placement Agent.

4.4           The Investor hereby authorizes and directs the Company to return, without interest, any funds for unaccepted offers (including any offers that were not accepted as a result of the termination of the Offering) to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

4.5           The Company’s agreement with each Investor is a separate agreement and the sale of Securities to each Investor is a separate sale.

ARTICLE 5

CONDITIONS TO OBLIGATIONS OF THE INVESTOR

5.1           The Investor’s obligation to purchase Securities at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of the Investor to the extent permitted by law:

(a)           Representations and Warranties Correct.  The representations and warranties made by the Company in Article 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)           Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

(c)           No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)           No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Securities (except as otherwise provided in this Agreement).

(e)           Legal Opinion.  The Investors shall have received a legal opinion from the Company’s counsel covering such matters as reasonably requested by the Placement Agent.

ARTICLE 6

REGISTRATION RIGHTS

6.1           As used in this Agreement, the following terms shall have the following meanings:

(a)           “Affiliate” shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

(b)           “Business Day” shall mean a day Monday through Friday on which banks are generally open for business in New York.

(c)           “Holders” shall mean the Investor, all other Investors in the Securities in this Offering, and any Person holding Registrable Securities or any Person to whom the rights under Article 6 have been transferred in accordance with Section 6.10 hereof.

(d)           “Person” shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

(e)           The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

(f)            “Registrable Securities” shall mean the Underlying Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by a Holder or a permitted transferee pursuant to Section 6.10; or (D) have not become eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Act.

(g)           “Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 6.2 and 6.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration, and the fees of legal counsel for the Holders up to $10,000.

(h)           “Registration Period” shall have the meaning ascribed to such term in Section 6.2.

(i)            “Registration Statement” shall mean any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

(j)            “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and, to the extent set forth in the definition of Registration Expenses, all fees and expenses of legal counsel for any Holder.

6.2           Initial Registration.  Subject to the terms herein, the Company will, as soon as practicable but not later than thirty (30) days following the Closing (the thirtieth (30th) day following the final Closing is referred to as the “Initial Filing Date”); (1) file with the SEC a Registration Statement under the Securities Act on the appropriate form of registration statement as is then available to effect a registration for resale of the Registrable Securities by the Holders and use its best efforts to have such Registration Statement declared effective by the SEC within one hundred and fifty (150) days of the Closing (the “Effective Date”) and will cause an appropriate response to any comments on the form or content of the Registration Statement thereafter from the staff of the SEC to be submitted to the SEC within 30 days after receipt by the Company or its counsel of such comments; and (2) cause such Registration Statement to remain effective (the “Registration Period”) until the earlier of (i) such date as the holders of the Registrable Securities have completed the distribution described in such Registration Statement or (ii) at such time that all such shares have become eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Act.  To the extent permissible, such Registration Statement also shall cover, to the extent allowable under the Act and the rules promulgated thereunder (including Rule 416 under the Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to such Registrable Securities.  If a Registration Statement covering such Registrable Securities is not filed with the SEC on or prior to the Initial Filing Date, or if the Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the Effective Date, or if, at any time after the SEC has declared such Registration Statement effective, such Registration Statement is suspended (except during such periods as the Company has filed a post-effective amendment and as awaiting SEC clearance of same), then the Company shall pay each Holder of Registrable Securities a payment equal to 1.5% of the stated value of the Debentures convertible into such Registrable Securities (payable in cash or Common Stock as mutually agreed by the Investors and the Company prior to the Closing) for each thirty (30) day period (or partial period, as the case may be) following the applicable filing and effectiveness deadlines until such filing or effectiveness is achieved or resumed, provided, however, in the event that the Company receives comments from the SEC pertaining to Rule 415 and the reason for the delay of the registration statement being declared effective relates to Rule 415, then the Company will not be obligated to pay the Liquidated Damages; provided, further, the aggregate amount of the Liquidated Damages that shall be payable by the Company will not exceed nine months; provided, further, that the Company shall be obligated to file a subsequent registration statement if the SEC will not allow all the Underlying Securities to be registered on the initial Registration Statement.  Up to 4,000,000 shares of Common Stock of the Company held by non-affiliates of the Company may be included in the initial Registration Statement.  The Company shall pay all costs of registration.

6.3           Registration Expenses.  All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 6 shall be borne by the Company.  All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders.

6.4           Registration Procedures.  In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance.  At its expense the Company shall:

(a)           use its best efforts to keep such registration, and any qualification, exemption or compliance under state or federal securities laws which the Company determines to obtain, continuously effective until the termination of the Registration Period; and

(b)           advise the Holders as soon as practicable:

(i)            when such Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii)           of any request by the Commission for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

(iii)          of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for such purpose;

(iv)          of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)           of the happening of any event that requires the making of any changes in such Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

(c)         make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

(d)         furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

(e)         during the applicable Registration Period, make available to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request or cause the prospectus delivery requirements under the Act to be satisfied; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto.  In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in such registration statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder’s exposure to liability under the Act, including the reasonable production of information at the Company’s headquarters;

(f)          prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for the offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

(g)         cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required, subject to transfer agent procedures and receipt of appropriate representations from the Holders, at such time and in such denominations and registered in such names as Holders may request at least five (5) business days prior to sales of Registrable Securities pursuant to such registration statement;

(h)         upon the occurrence of any event contemplated by Section 5.5(b)(v) above, the Company shall promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(i)          use its best efforts to comply with all applicable rules and regulations of the SEC, and use its best efforts to make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of such Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

6.5           No Right To Enjoin.  The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to this Article 6 as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

6.6           Indemnification.

(a)           To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.7(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such Registration Statement, prospectus or offering circular; provided, further, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities.

(b)           Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.7(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability.  Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the net proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

(c)           Each party entitled to indemnification under this Section 6.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation.  An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d)           If the indemnification provided for in this Section 6.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities pursuant to this paragraph 6.6(d) in excess of the net proceeds received by such Holder in the Offering, except in the event of fraud by such Holder.

6.7           Obligations of Holders.

(a)           Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement contemplated by Section 6.2 until its receipt of copies of the supplemented or amended prospectus from the Company, such prospectus to be made available promptly to the Investor by the Company or effectively cause the prospectus delivery requirements under the Act to be satisfied, and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(b)           Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to a registration statement contemplated by Section 6.2 during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

(c)           As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article 6.

(d)           Each Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied.

(e)           Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to a Registration Statement described in this Article 6 are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

(f)            Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to a Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(g)           At the end of the period during which the Company is obligated to keep a Registration Statement current and effective as described above, the Holders of Registrable Securities included in such Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

6.8           Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c)           so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

6.9           Assignment of Rights.  The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article 6 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement.  Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

6.10         Listing of Shares.  The Company shall use its best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.

6.11         Waivers.  With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article 6 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended.  Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

ARTICLE 7

MISCELLANEOUS

7.1           Confidential Information.  The Investor acknowledges that the information, observations and data obtained by him or her during the course of his or her ownership of any interest in the Company concerning the business and affairs of the Company are the property of the Company.  Therefore, the Investor agrees not to disclose to any unauthorized person or use for the Investor’s own account any of such information, observations or data without the written consent of the Company unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of the Investor’s acts or omissions.

7.2           Headings.  The headings throughout this Agreement are for convenience of reference only, and shall in no way be deemed to define, limit, or add to the meaning of any of the provisions of this Agreement.

7.3           Acceptance.  Execution and delivery of this Agreement and tender of final payment for the Shares being purchased shall constitute an irrevocable offer to purchase (subject to the conditions stated in the Private Placement Memorandum, including that the Company receives the minimum purchases specified), which offer may be accepted or rejected by the Company, in its sole discretion for any cause or for no cause.  The Company shall indicate acceptance of this Agreement by signing as indicated on the signature page hereof within thirty (30) days of the date received by the Company, or by issuance of the Securities to the Investor.

7.4           Counterparts.  This Agreement may be executed in counterparts, in facsimile or original form, both of which when taken together shall be deemed one original.

7.5           No Waiver.  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Investor, the Investor does not thereby or in any other manner waive any of the rights granted to him or her under federal or state securities laws.

7.6           Entire Agreement; Modification.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and neither this Agreement nor any of the provisions hereof shall be waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7.7           Notice.  Notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to be sufficiently given on the third (3rd) business day following deposit of such notice in the mail if sent by registered or certified mail, postage prepaid, or on the next business day if such notice is sent by electronic transmission or by facsimile, sent to the other party at the address, electronic address or facsimile number of such party set forth on the signature page to this agreement, or to such other address or facsimile number furnished by notice given in accordance with this paragraph.

7.8           Binding Effect.  Except as otherwise provided herein, this Agreement shall be irrevocable and binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns.  If the Investor is more than one person, the obligations of the Investor shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her respective heirs, executors, administrators, successors, legal representatives and assigns.

7.9           Assignability.  Except as provided in Section 6.9, Investor agrees not to transfer or assign this Agreement, or any of Investor’s interest herein without the written consent of the Company, which consent may be withheld in its sole discretion, and any such transfer or assignment in violation of this Agreement shall be null and void ab initio.

7.10         Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

[Signature pages follow.]

EXECUTION BY INDIVIDUAL INVESTOR(S)

THE UNDERSIGNED HEREBY SWEARS AND AFFIRMS THAT HE OR SHE HAS READ THE FOREGOING, UNDERSTANDS, AND IS FAMILIAR WITH THE CONTENTS THEREOF AND THAT THE REPRESENTATIONS CONTAINED THEREIN ARE TRUE AND ACCURATE.

Dated this       of              , 2007.          Number of Shares

Signature

Investor Name (Please Print)	Tax ID or Social Security Number

Address:

Telephone No.:
Fax No.:

If Joint Ownership (Joint Tenants or Tenants in Common)

Signature

Second Investor Name (Please Print)	Second Investor Tax ID or Social Security No.

Address:

Telephone No.:
Fax No.:

IDENTITY REHAB CORPORATION

ACCEPTED THIS DAY OF , 2007.

By:
Name:
Title:

EXECUTION BY ENTITY INVESTOR

NOTE: COMPLETE THE FOLLOWING ONLY IF INVESTOR IS A CORPORATION, TRUST, CUSTODIANSHIP, PARTNERSHIP OR LIMITED LIABILITY COMPANY.

THE UNDERSIGNED HEREBY SWEARS AND AFFIRMS THAT HE/SHE/IT HAS READ THE FOREGOING, UNDERSTANDS, AND IS FAMILIAR WITH THE CONTENTS THEREOF AND THAT THE REPRESENTATIONS CONTAINED THEREIN ARE TRUE AND ACCURATE.

Dated this     of               , 2007.           Number of Shares

The signature(s) should be of the person(s) with the authority to make the investment decisions on behalf of the corporation, trust, custodianship, partnership or limited liability company.

Name of Corporation, Trust, Custodianship, Partnership or Limited Liability Company

Signature	Signature

Print Name	Print Name

Title	Title

Tax I.D. No. of Investor	Telephone #

State in which principal business office is located:	IDENTITY REHAB CORPORATION

ACCEPTED THIS DAY OF , 2007.
Investor Mailing Address:
By:
Name:
Title:

Manner in which Title is to be Held (Check One):

☐	Individual Ownership	☐	Company (include a copy of Partnership Agreement, and any amendments, as applicable, and a resolution with authorization signature)

☐	Joint Tenants with Rights of Survivorship (both parties must sign)	☐	Trust (include name of the trust, name of trustee and date trust was formed)

☐	Tenants in Common (both parties must sign)	☐	Corporation (include certified corporate resolution with authorization signature)

☐	Community	☐	Other (please specify)

Exception Schedule

Section 3.9             Intellectual Property.  Management of the Company has recommended that the name of the Company be changed with a preference for a name containing the word “Watchdog.”  The Company is informed that another entity has a registered trademark also containing that word.  When completing its investigation of available names, the Company may use an assumed name containing that word.  This could expose the Company to a lawsuit seeking to enjoin further use of the name or damages for use of a conflicting name.

Section 3.13           Changes.

(i)            Richard Hall, who was President and a director of the Company, resigned in February 2007.  He remains a member of the Advisory Board of the Company.

Section 3.19           Customers and Suppliers.  In May 2006, Credco, one of our suppliers of credit reports from which we derive part of our Identity Snapshot product, terminated our contract with them because they categorized our business as a “credit repair” organization, and therefore prohibited us from maintaining an account with them.